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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2002


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                    333-75724                06-1204982
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)

  1285 Avenue of the Americas
      New York, New York                10019
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Registrant's telephone number, including area code: (212) 713-2000
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                                       -2-

Item 5.           Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated February 25, 2003, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Mortgage Loan Trust, Series 2003-CB1, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003, among the Registrant, Credit-Based Asset Servicing and Securitization LLC as seller, Litton Loan Servicing LP as servicer and U.S. Bank National Association as trustee. The Certificates designated as the Series 2003-CB1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits






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                                       -3-



           Exhibit No.                                Description
           -----------                                -----------

               99.1                       Computational Materials (as defined in
                                          Item 5) that have been provided by
                                          Salomon Smith Barney Inc. to certain
                                          prospective purchasers of Salomon
                                          Mortgage Loan Trust, Series 2003- CB1,
                                          C-BASS Mortgage Loan Asset-Backed
                                          Certificates.










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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 26, 2003

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.


                                       By: /s/ Matthew R. Bollo
                                           -----------------------------------
                                       Name:   Matthew R. Bollo
                                       Title:













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
                                                 Index to Exhibits


                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.1          Computational Materials (as defined in Item 5) that have                         P
                      been provided by Salomon Smith Barney Inc. to certain
                      prospective purchasers of Salomon Mortgage Loan
                      Trust, Series 2003-CB1, C-BASS Mortgage Loan Asset-
                      Backed Certificates














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                                  EXHIBIT 99.1

                                 Filed by Paper